DIRECTORS   JOHN C. ATWATER
                      RICHARD J. BRADSHAW
                      MARYELLIE K. MOORE
                      WENDELL G. VAN AUKEN
                      JAMES C. VAN HORNE
                        Chairman

           OFFICERS   JOHN T. PACKARD
                        President
                      DANIEL PIERCE
                        Vice President
                      STEPHEN A. WOHLER
                        Vice President
                      BRUCE H. GOLDFARB
                        Vice President and
                        Assistant Secretary
                      JOHN R. HEBBLE
                        Treasurer
                      THOMAS F. McDONOUGH
                        Vice President, Secretary
                        and Assistant Treasurer
                      KATHRYN L. QUIRK
                        Vice President and
                        Assistant Secretary

         INVESTMENT   Scudder Kemper Investments, Inc.
            MANAGER   101 California Street, Suite 4100
                      San Francisco, CA 94111

           TRANSFER   State Street Bank and Trust
              AGENT     Company
                      P.O. Box 8200
                      Boston, MA 02266-8200

          CUSTODIAN   Chase Manhattan Bank, N.A.
                      4 Chase Metro Tech Center
                      18th Floor
                      Brooklyn, NY 11245

      LEGAL COUNSEL   Howard, Rice, Nemerovski,
                        Canady, Falk & Rabkin
                      Three Embarcadero Center
                      Seventh Floor
                      San Francisco, CA 94111

        INDEPENDENT   Ernst & Young LLP
           AUDITORS   200 Clarendon Street
                      Boston, MA 02116



                                   ----------
                                   MONTGOMERY
                                   ----------

                                   MONTGOMERY
                                     STREET
                                     INCOME
                                   SECURITIES

                                     -----
                                       2
                                     -----


                               Semiannual Report
                                 June 30, 1998


SCUDDER        (logo)

Investment Adviser

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191

Dear Shareholder:

The investments of Montgomery Street Income Securities, Inc. (the "Fund") produced a total return based on net asset value (NAV) of 2.14% for the quarter ended June 30, 1998. The total NAV return of the Fund slightly lagged the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of 2.34%. The June 30, 1998 NAV per share was $20.67 versus $20.60 at the end of March. The market price of the Fund's shares, which trade on the New York Stock Exchange, was $19.56 at the end of June, which compared with $19.88 on March 31, 1998. The market price discount of the shares as a percentage of the NAV widened slightly to 5.4%.

On July 9, 1998, the Board of Directors declared a $0.34 per share dividend payable on July 31, 1998 to shareholders of record on July 20, 1998. This was the same amount paid to shareholders as a dividend in April.

During the second quarter, interest rates for intermediate and long term bonds continued to move lower, extending the rally that began over a year ago. While a strong bond market makes for good total returns, it does make it more difficult over time to maintain a minimum dividend level. The dividend the Fund can pay reflects the yields available in the market, albeit on a smoothed basis.

As we have previously stated, the tax loss carryforward the Fund has enjoyed for a number of years has been exhausted as gains have been realized within the portfolio. The final tally on 1998 distributions still depends on market levels and the specific transactions which occur. It seems likely, however, that net capital gains will be created this year unless the bond market is quite weak during the second half of 1998.

Market and Economic Conditions

The Asian crisis, which failed to slow the economy in the first quarter, seemed to take hold in the most recent quarter. Real gross domestic product (GDP) decelerated from an overheated 5.4% annual growth rate last quarter to just 1.4% in the second quarter -- a cooldown which was brought about in large part by slowing exports, inventory corrections, and the strike at General Motors. However, retail sales held up very well as consumers continued to spend heavily. The pricing environment remained benign, with commodities prices falling and cheap imports limiting pricing power in the domestic market. The labor markets, on the other hand, continue very tight, with low unemployment and with labor costs creeping up at a 3.5% annual rate.

Against this mixed environment, the bond market rallied. The strong dollar and relatively high rates in the United States supported the purchase of bonds by foreign investors. The Federal Reserve Board (Fed) continued to talk tough, but was undermined by the Treasury's decision to defend the yen via currency intervention. We believe that the domestic environment in terms of inflation or economic growth will have to be more extreme than today's figures indicate before the Fed will act to further increase the rate differential between the United States and Japan.

The extreme weakness in Asia did spread to other emerging markets, causing some flight into dollar-denominated investments. While the U.S. bond market has been the beneficiary of this international transfer of assets, it is not known whether some of these flows may soon have to be reversed for solvency reasons if the Asian economies continue to slow. Japan, in particular, has been ineffective in addressing its structural problems, and seems caught in a credit crunch caused by a very unhealthy banking sector. In fact, jump-starting its economy, and perhaps risking inflation, is a tough decision for a nation that saves so much of its income. However, for Asia to make a sustainable recovery, Japan needs to participate.

There are worries that the "Asian Contagion" will spread to other economies, including Europe, and that a global slowdown might ensue. Traditionally, this has been good for bonds in countries that did not have to run large deficits or print money to pull themselves back out of the trough. In that context, the rally of the long end of the domestic Treasury market to new lows in yields makes sense. It should be noted that, although the federal fund rate has been held steady at 5.5%, investors have been willing to purchase U.S. Treasury securities at lower yields. For example, one year yields were roughly 5.25% as of quarter-end.

While the economic slowdown and flight to quality aided Treasuries, the corporate bond market suffered through another quarter of poor relative performance. Fears of recession and reduced corporate profitability combined with technical factors to widen corporate yield spreads. A shortfall of newly issued Treasury securities, due to both the fiscal surplus and municipal bond defeasance, has been more than made up for by new corporate debt, as corporations refinanced their balance sheets. Although the lower interest costs will ultimately benefit corporations, corporate bonds have returned to the cheapest valuations seen in four years. While there is no clear sign of when these negative technical conditions will correct themselves, corporate bonds do appear attractive at current levels, unless the economic downturn becomes deeper and more extended than we currently foresee.

The Portfolio

Reflecting the better market tone of the second quarter, the duration of the portfolio was extended from 5.6 years to 6.0 years as attractive opportunities appeared. (Duration is a measure of the portfolio's sensitivity to interest rates. If interest rates were to rise by 1%, the value of a portfolio with a duration of 6.0 years would decline by about 6%.) The average maturity of the Fund also increased slightly from 13.5 years to 13.9 years. The portion of the portfolio committed to corporate bond investments was increased by 4.5% during the quarter in response to the widening yield spreads. The yield curve fanned downward in the longer maturities during the quarter, so having a maturity greater than that of the market and a low cash position did help portfolio returns by about 0.6%.

Because corporate yield spreads widened during the quarter, most corporate bonds underperformed like maturity Treasuries. The Fund's corporate issues did slightly worse than average for the overall corporate sector, reflecting the relative weakness in the BBB industrial area. Before expenses, the investment-grade portion of the portfolio, including mortgages, returned about 2.3%. The below investment-grade portion of the portfolio had a total return before expenses of 1.7% for the quarter, as the woes of the emerging markets adversely affected the high yield bond market.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

CHART TITLE:

The Portfolio Structure
---------------------------

CHART DATA:

Mortgage              19.5%
Treasury               5.0%
Cash                   2.1%
Yankee                 2.9%
International          0.9%
Finance               12.9%
Utility                4.3%
Industrial            48.6%
Asset-Backed           3.8%
---------------------------
                       100%
===========================



The pie graph shows the portfolio's sector weightings at the end of June. Our corporate bond position was 68.8%, as we reduced cash and mortgages slightly to take advantage of the widening corporate yield spreads. (Note that "Yankees" are U.S. dollar-denominated bonds issued by foreign corporations or governmental entities.) The portfolio's only foreign currency exposure was in a long Canadian government bond, which made up 0.9% of the total portfolio. Columbia HCA, TRICON Global Restaurants, Fred Meyer, USA Waste Services, and Phillips Petroleum were new holdings at the end of the quarter, while Rogers Cantel, Rogers Cablesystems, Tracor, and Simon Debartolo were sold. The purchases reflected our continued interest in owning bonds with less cyclical exposure. Rogers Cantel and Rogers Cablesystems, both rated below investment grade, were sold when it appeared that their results were not sufficient to support an improving credit trend. Tracor was sold after its purchase by a foreign company, which resulted in a nice upward revaluation in the bonds that left little remaining upside. Simon Debartolo was sold due to fears that the poor supply/demand conditions in the real estate investment trust (REIT) sector would continue.

The mortgage pass-through component of the portfolio was reduced to 17.1%, or by about 3% over the quarter, by selling a portion of the GNMA 7.5% position. We selected the pools which were showing the most prepayments for sale, retaining the slower paying pools. A portion of the proceeds was reinvested in a collateralized mortgage obligation (CMO) backed by commercial property, DLJ Commercial Mortgage Trust 1998-CG1 A1A, an AAA-rated bond with a 5-year average life. The Fund's GNMA 7.5% returned about 2.10% for the quarter, outperforming short maturity Treasuries.

The Fund's investment policy allows the portfolio to hold up to 30% of total assets in foreign-denominated securities, preferreds, convertibles, private placements, and below investment-grade debt securities. As of quarter end, the Fund held 27.7% of its assets in these categories, up from the 26.5% held three months ago. 25.8% of the portfolio was below investment-grade in terms of credit rating. Borden, Inc., the largest below investment-grade holding, maintained a BB+ rating. The company, which produces packaged food, adhesives, and housewares (Corning Ware), represented 2.1% of the total portfolio. Average quality for the overall portfolio was A-, with the quality breakdown shown in the pie graph on the following page.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

CHART TITLE:

Quality Distribution
---------------------------

CHART DATA:

Government            22.1%
Cash                   2.1%
B                      7.6%
BB                    18.3%
BBB                   30.2%
A                     14.5%
AA                     1.9%
AAA                    3.3%
---------------------------
                       100%
===========================


Annual Meeting Results

At the July 9, 1998 annual meeting, the shareholders elected the five directors which appeared in your proxy statement. The selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending December 31, 1998 was ratified. Shareholders approved the continuance of the management and investment advisory agreement between the Company and Scudder Kemper Investments, Inc. Finally, shareholders approved the elimination of a fundamental policy with respect to investment in restricted securities. At the board meeting held immediately after the annual meeting, the Board adopted a non-fundamental policy with respect to illiquid securities which will replace the fundamental policy with respect to restricted securities, eliminated earlier in the day.

At the July 8, 1998 Board Meeting, James C. Van Horne was re-elected Chairman of the Board and John R. Hebble was appointed Treasurer, to succeed Thomas F. McDonough. Mr. McDonough, Secretary, was appointed to an additional post, Assistant Treasurer, and Bruce H. Goldfarb, Vice President and Assistant Secretary, was added as a new officer.

Otto Butz, a Director of the Fund for more than 23 years, retired from the Board of Directors at the meeting. We thank Dr. Butz for his diligence and dedication to the Fund and to the interest of its shareholders. He has had a profound influence, and will be missed.

Year 2000 Issue

   Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by Scudder Kemper Investments, Inc., its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments, Inc. has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Thank you for being a shareholder.

Sincerely,

/s/John T. Packard                             /s/Stephen A. Wohler

John T. Packard                                Stephen A. Wohler
President                                      Vice President
                                               Portfolio Manager of the Fund



--------------------------------------------------------------------------------
This report is sent to shareholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 15% of net assets may be invested in securities which are deemed illiquid.

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20%--and be as to any one borrower more than 5%--of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the Fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
(under 1 year)
        Ford Motor Credit Co., 5.615%, 7/6/98...................................        125,000         125,000
        General Electric Capital Corp., 5.601%, 7/1/98..........................      8,517,000       8,517,000
                                                                                                    -----------
        TOTAL SHORT-TERM INVESTMENTS (Cost $8,642,000)..........................                      8,642,000
                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS -- 16.1%
(1 - 8 years)

U.S. TREASURY & AGENCY -- 4.9%
        U.S. Treasury Note, 6.5%, 5/31/02.......................................     10,000,000      10,332,800
                                                                                                    -----------
CONSUMER STAPLES -- 1.9%
  Alcohol & Tobacco
        Bass America Inc., 6.625%, 3/1/03.......................................      4,000,000       4,063,880
                                                                                                    -----------
HEALTH -- 1.0%
  Hospital Management
        Tenet Healthcare Corp., senior note, 7.875%, 1/15/03....................      2,000,000       2,035,000
                                                                                                    -----------
FINANCIAL -- 1.9%
  Banks
        Conti Financial Corp., senior note, 8.375%, 8/15/03.....................      2,450,000       2,549,348
        First Nationwide Holding Corp., 10.625%, 10/1/03........................      1,250,000       1,412,500
                                                                                                    -----------
                                                                                                      3,961,848
                                                                                                    -----------
MEDIA -- 0.5%
  Broadcasting & Entertainment
        Viacom Inc., senior note, 7.75%, 6/1/05.................................      1,000,000       1,065,450
                                                                                                    -----------
MANUFACTURING -- 0.9%
  Diversified Manufacturing
        Borden Chemicals and Plastics L.P., note, 9.5%, 5/1/05..................      2,000,000       2,000,000
                                                                                                    -----------
ENERGY -- 1.1%
  Oil & Gas Production
        Nuevo Energy Co., senior subordinated note, 9.5%, 4/15/06...............      2,000,000       2,090,000
                                                                                                    -----------
SERVICE INDUSTRIES -- 1.5%
  Investment
        Lehman Brothers Holdings, Inc., 7.25%, 10/15/03.........................      3,000,000       3,132,090
                                                                                                    -----------
TRANSPORTATION -- 1.0%
  Airlines
        Continental Airlines, Inc., 9.5%, 12/15/01..............................      2,000,000       2,108,200
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.4%
  Electric Utilities
        Niagara Mohawk Power Corp., 7.25%, 10/1/02..............................      3,000,000       2,996,250
                                                                                                    -----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $33,100,580)........................                     33,785,518
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 78.4%
(over 8 years)

U.S. TREASURY & AGENCY -- 16.8%
        Government National Mortgage Association, 7.5%, with various
          maturities to 11/15/27 (b)............................................     34,618,248      35,580,981
                                                                                                    -----------
FOREIGN GOVERNMENT -- 0.9%
        Government of Canada, 8%, 6/1/23........................................  CAD 2,000,000       1,811,695
                                                                                                    -----------
CONSUMER DISCRETIONARY -- 4.7%
  Department & Chain Stores -- 1.4%
        Fred Meyer, Inc., 7.45%, 3/1/08.........................................      3,000,000       3,020,040
                                                                                                    -----------
  Hotels & Casinos -- 1.9%
        Hilton Hotels Corp., senior note, 7.95%, 4/15/07........................      2,000,000       2,090,140
        Royal Caribbean International, senior note, 7%, 10/15/07................      2,000,000       2,048,120
                                                                                                    -----------
                                                                                                      4,138,260
                                                                                                    -----------
  Restaurants -- 1.4%
        Tricon Global Restaurants, 7.65%, 5/15/08...............................      3,000,000       3,022,500
                                                                                                    -----------
CONSUMER STAPLES -- 4.1%
  Food & Beverage
        Borden Inc., debenture, 9.2%, 3/15/21...................................      4,000,000       4,441,120
        Coca-Cola Co., Inc., debenture, 7.375%, 7/29/93.........................      3,500,000       4,054,470
                                                                                                    -----------
                                                                                                      8,495,590
                                                                                                    -----------
HEALTH -- 1.4%
  Hospital Management
        Columbia/HCA Healthcare Corp., 6.63%, 7/15/45...........................      3,000,000       2,930,160
                                                                                                    -----------
COMMUNICATIONS -- 1.0%
  Cellular Telephone
        ComCast Cellular, 9.5%, 5/1/07..........................................      2,000,000       2,075,000
                                                                                                    -----------
FINANCIAL -- 15.0%
  Banks -- 3.6%
        Bank United Financial Corp., 10.25%, 12/31/26...........................      1,500,000       1,612,500
        CoreStates Bank, 8%, 12/15/26...........................................      2,500,000       2,738,200
        Royal Bank of Scotland, 7.375%, 4/29/49.................................      3,000,000       3,176,940
                                                                                                    -----------
                                                                                                      7,527,640
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
  Other Financial Companies -- 6.1%
        DLJ Commercial Mortgage Corp., 6.11%, 12/10/07..........................      5,000,000       4,987,500
        Greentree Financial Corp., asset-backed, senior subordinated pass-thru
          certificate, Series 1993-4 B1, 7.2%, 1/15/19..........................      8,000,000       7,997,188
                                                                                                    -----------
                                                                                                     12,984,688
                                                                                                    -----------
  Real Estate -- 5.3%
        ERP Operating L.P. Note, 7.57%, 8/15/26.................................      3,000,000       3,198,720
        Meditrust SBI, 7.82%, 9/10/26...........................................      3,000,000       3,080,820
        Spieker Properties, Inc., 7.5%, 10/1/27.................................      2,000,000       2,017,760
        Taubman Realty Group LP, 7%, 8/1/07.....................................      3,000,000       2,990,070
                                                                                                    -----------
                                                                                                     11,287,370
                                                                                                    -----------
MEDIA -- 8.5%
  Broadcasting & Entertainment -- 3.2%
        Paramount Communications, Inc., senior debenture, 7.5%, 7/15/23.........      2,000,000       2,005,820
        Time Warner Inc., debenture, 9.125%, 1/15/13............................      4,000,000       4,868,200
                                                                                                    -----------
                                                                                                      6,874,020
                                                                                                    -----------
  Cable Television -- 2.2%
        Cablevision Systems Corp., senior note, 7.875%, 2/15/18.................      2,500,000       2,618,750
        Cox Communications, Inc., 6.85%, 1/15/18................................      2,000,000       2,010,000
                                                                                                    -----------
                                                                                                      4,628,750
                                                                                                    -----------
  Print Media -- 3.1%
        Harcourt General, Inc., 7.3%, 8/1/2097..................................      2,500,000       2,491,675
        News America Inc., 7.125%, 4/8/28.......................................      4,000,000       3,998,440
                                                                                                    -----------
                                                                                                      6,490,115
                                                                                                    -----------
SERVICE INDUSTRIES -- 1.4%
  Environmental Services
        USA Waste Services, Inc., 7.125%, 12/15/07..............................      3,000,000       3,062,430
                                                                                                    -----------
DURABLES -- 2.5%
  Aerospace
        Argo-Tech Corp., 8.625%, 10/1/07........................................      2,000,000       2,000,000
        Lockheed Martin Corp., 7.2%, 5/1/36.....................................      3,000,000       3,276,840
                                                                                                    -----------
                                                                                                      5,276,840
                                                                                                    -----------
MANUFACTURING -- 1.8%
  Industrial Specialty -- 1.1%
        Hutchison Whampoa, Ltd., 7.45%, 8/1/17..................................      3,000,000       2,380,230
                                                                                                    -----------
  Diversified Manufacturing -- 0.7%
        United Defense Industries Inc., senior subordinated note, 8.75%,
          11/15/07..............................................................      1,500,000       1,520,625
                                                                                                    -----------
TECHNOLOGY -- 1.0%
  Semiconductors
        Fairchild Semiconductor Inc., 10.125%, 3/15/07..........................      2,000,000       2,040,000
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                       Principal       Market
                                                                                      Amount ($)*     Value ($)
---------------------------------------------------------------------------------------------------------------
ENERGY -- 13.1%
  Chemicals -- 1.5%
        Lyondell Petrochemical Co., note, 7.55%, 2/15/26........................      3,000,000       3,116,400
                                                                                                    -----------
  Oil & Gas Production -- 10.2%
        Apache Corp., debenture, 7.7%, 3/15/26..................................      3,310,000       3,633,386
        Belden & Blake Corp., 9.875%, 6/15/07...................................      2,000,000       1,955,000
        Canadian Forest Oil, 8.75%, 9/15/07.....................................      2,000,000       1,930,000
        ENSCO International Inc., note, 6.75%, 11/15/07.........................      4,000,000       4,039,040
        Phillips Petroleum Corp., 6.65%, 7/15/18................................      3,000,000       2,990,700
        Pioneer Natural Resources Co., 7.2%, 1/15/28............................      3,500,000       3,408,125
        Unocal Corp., debenture, 9.4%, 2/15/11..................................      3,000,000       3,781,590
                                                                                                    -----------
                                                                                                     21,737,841
                                                                                                    -----------
  Oilfield Services/Equipment -- 1.4%
        Petroleum Geo-Services, 6.625%, 3/30/08.................................      3,000,000       3,005,400
                                                                                                    -----------
METALS & MINERALS -- 0.7%
  Steel & Metals
        AK Steel Holding Corp., 9.125%, 12/15/06................................      1,500,000       1,567,500
                                                                                                    -----------
TRANSPORTATION -- 2.8%
  Airlines 1.5%
        Northwest Airlines Corp., 8.7%, 3/15/07.................................      3,000,000       3,149,370
                                                                                                    -----------
  Miscellaneous -- 1.3%
        Newport News Shipbuilding Co., senior note, 9.25%, 12/1/06..............      2,500,000       2,662,500
                                                                                                    -----------
UTILITIES -- 2.7%
  Natural Gas Distributors -- 1.2%
        ANR Pipeline, debenture, 9.625%, 11/1/21................................      2,000,000       2,634,860
                                                                                                    -----------
  Electric Utilities -- 1.5%
        Southern Co. Capital Trust I, 8.19%, 10/1/27............................      3,000,000       3,244,980
                                                                                                    -----------
        TOTAL LONG-TERM BONDS (Cost $160,649,853)...............................                    166,265,785
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
                                                                                         Shares
                                                                                        --------
WARRANTS -- 0.0%
        Walden Residential Properties, Inc. Warrants (expire 1/1/02)............         80,000          80,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%
        Walden Residential Properties, Inc. (Cost $2,000,000)...................         80,000       2,030,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.0%
        United Dominion Realty Trust Inc., "A", 9.25%, 4/24/00
          (Cost $2,000,000).....................................................         80,000       2,060,000
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO -- 100.6% (Cost $206,392,433) (a)............                    212,863,303
        OTHER ASSETS AND LIABILITIES, NET -- (0.6%).............................                     (1,352,984)
                                                                                                    -----------
        NET ASSETS -- 100.0%....................................................                    211,510,319
                                                                                                    ===========

 (a) The cost for federal income tax purposes was $206,392,433. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $6,470,870. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,108,330 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $637,460.

 (b)     Effective maturities will be shorter due to prepayments.

 *       Principal amount is stated in U.S. dollars unless otherwise specified.

         Currency abbreviations used in this portfolio:
         CAD   Canadian Dollar

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investments, at market (identified cost $206,392,433)................                         $212,863,303
   Cash.................................................................                                1,148
   Receivable for investments sold......................................                            3,752,577
   Interest and dividends receivable....................................                            3,085,559
   Other assets.........................................................                                2,265
                                                                                                 ------------
                                                            Total Assets                          219,704,852
                                                                                                 ------------


LIABILITIES
   Payable for investments purchased....................................        $8,003,658
   Accrued management fee...............................................            85,366
   Other payables and accrued expenses..................................           105,509
                                                                                ----------
                                                       Total Liabilities                            8,194,533
                                                                                                 ------------
      NET ASSETS, at market value                                                                $211,510,319
                                                                                                 ============


NET ASSETS
   Net assets consist of:
      Undistributed net investment income...............................                         $  3,650,545
      Net unrealized appreciation (depreciation) on:
         Investments....................................................                            6,470,870
         Foreign currency related transactions..........................                                  (42)
      Accumulated net realized gain (loss)..............................                            1,399,965
      Paid-in capital...................................................                          199,988,981
                                                                                                 ------------
      NET ASSETS, at market value.......................................                         $211,510,319
                                                                                                 ============


Net Asset Value Per Share ($211,510,319 / 10,232,751 shares of common stock outstanding, $.001 par value, 30,000,000
   shares authorized)...................................................                               $20.67
                                                                                                       ======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME
   Income:
      Interest...........................................................                      $  7,493,055
      Dividends..........................................................                           184,499
                                                                                               ------------
                                                                                                  7,677,554

   Expenses:
      Management and investment advisory fee.............................    $   505,319
      Directors' fees and expenses.......................................         39,096
      Services to shareholders...........................................         48,146
      Reports to shareholders............................................         43,802
      Auditing...........................................................         32,399
      Legal..............................................................         12,851
      Custodian fees.....................................................          7,421
      State franchise tax................................................            362
      Other..............................................................         31,326            720,722
                                                                              ----------       ------------
                                                    Net Investment Income                         6,956,832
                                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from:
      Investment securities..............................................                         1,563,189
      Foreign currency related transactions..............................                              (992)
                                                                                               ------------
                                                                                                  1,562,197
   Net unrealized appreciation (depreciation) during the period on:
      Investment securities..............................................                        (1,106,123)
      Foreign currency related transactions..............................                               (23)
                                                                                               ------------
                                                                                                 (1,106,146)
                                                                                               ------------
   Net gain (loss) on investments........................................                           456,051
                                                                                               ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................                      $  7,412,883
                                                                                               ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Six Months            Year
                                                                                 Ended              Ended
                                                                             June 30, 1998      December 31,
INCREASE (DECREASE) IN NET ASSETS                                             (Unaudited)           1997
                                                                           ------------------ ------------------
Operations:
Net investment income....................................................  $   6,956,832      $  14,425,572
Net realized gain (loss) from investment transactions and foreign
   currency related transactions during the period.......................      1,562,197          3,550,623
Net unrealized appreciation (depreciation) on investment and
   foreign currency related transactions during the period...............     (1,106,146)         4,411,924
                                                                           -------------      -------------
Net increase (decrease) in net assets resulting from operations..........      7,412,883         22,388,119
                                                                           -------------      -------------
Dividends to shareholders from net investment income.....................     (3,474,489)       (14,662,530)
                                                                           -------------      -------------
Fund share transactions:
   Reinvestment of dividends from net investment income..................        256,223          1,124,291
                                                                           -------------      -------------
Increase (decrease) in net assets........................................      4,194,617          8,849,880
Net assets at beginning of period........................................    207,315,702        198,465,822
                                                                           -------------      -------------
Net assets at end of period (including undistributed net investment
   income of $3,650,545 and $168,202, respectively)......................  $ 211,510,319      $ 207,315,702
                                                                           =============      =============

Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period................................     10,219,267         10,158,937
Shares issued to shareholders in reinvestment of dividends
   from net investment income............................................         13,484             60,330
                                                                           -------------      -------------
Shares outstanding at end of period......................................     10,232,751         10,219,267
                                                                           =============      =============


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                          Six Months
                                             Ended                   Years Ended December 31,
                                         June 30, 1998 -----------------------------------------------------
                                          (Unaudited)    1997       1996        1995        1994       1993
                                         ------------- -----------------------------------------------------
Net asset value, beginning of period.....   $20.29      $19.54     $19.94      $17.72      $20.13     $19.30
                                            ------      ------     ------      ------      ------     ------
Income from investment operations:
  Income.................................      .75        1.56       1.53        1.57        1.51       1.68
  Operating expenses.....................     (.07)       (.14)      (.15)       (.14)       (.14)      (.15)
                                            ------      ------     ------      ------      ------     ------
  Net investment income..................      .68        1.42       1.38        1.43        1.37       1.53
  Net realized and unrealized
   gain (loss)...........................      .04         .77       (.38)       2.19       (2.42)       .84
                                            ------      ------     ------      ------      ------     ------
Total from investment operations.........      .72        2.19       1.00        3.62       (1.05)      2.37
                                            ------      ------     ------      ------      ------     ------
Less distributions:
   From net investment income............     (.34)      (1.44)     (1.40)      (1.40)      (1.36)     (1.54)
                                            ------      ------     ------      ------      ------     ------
Net asset value, end of period...........   $20.67      $20.29     $19.54      $19.94      $17.72     $20.13
                                            ======      ======     ======      ======      ======     ======
Per share market value, end of period....   $19.56      $19.50     $17.38      $18.00      $15.75     $19.75
                                            ======      ======     ======      ======      ======     ======
Price range on New York Stock
  Exchange for each share of
  Common Stock outstanding during
  the period (Unaudited):
   High..................................   $20.38      $19.94     $19.50      $19.13      $20.25     $22.38
   Low...................................   $18.75      $17.25     $16.75      $15.75      $15.25     $19.25
Total Investment Return
  Per share market value (%).............   2.12**       21.15       4.54       23.69      (13.54)      2.02
  Per share net asset value (%) (b)......   3.70**       12.09       6.08       21.78       (4.51)     12.47
Ratios and Supplemental Data
Net assets, end of period ($ millions)...      212        207         198         201         178        200
Ratio of operating expenses to
  average daily net assets (%)...........     .69*         .71        .76         .73         .71        .73
Ratio of net investment income to
  average daily net assets (%)...........    6.68*        7.17       7.07        7.45        7.28       7.53
Portfolio turnover rate (%)..............   50.38(d)*    162.2(c)    92.1        76.4       137.0      122.8
-----------------

(a) Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.
(c) The portfolio turnover rate including mortgage dollar roll transactions aggregated 218.1% for the year ended December 31, 1997.
(d) Economic and market conditions necessitated less active trading, resulting in a lower portfolio turnover rate.
*   Annualized
**  Not annualized

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.

     Significant accounting policies are summarized as follows:

     Valuation of Investments--Portfolio debt securities with original maturities greater than sixty days upon purchase are valued by pricing agents approved by the Officers of the Fund, whose prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, or if the Adviser does not believe that the value supplied by the pricing agent represents fair market value, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. Securities for which market quotations are not available are valued as determined in good faith by or under the direction of the Board of Directors of the Fund.

     Foreign Currency Translations--The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

     Mortgage Dollar Rolls--The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical,
     securities  at  the  same  price  on  a  fixed  date.   The  Fund  receives
     compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

     Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     As of December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $30,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003, the expiration date, whichever occurs first.

     Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
     (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $150 million; .45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and
 .40 of 1% of the value of the net assets of the Fund over $200 million. The Management Agreement also provides that the Adviser will reimburse the Fund for
all  expenses   (excluding   interest,   taxes,   brokerage   commissions,   and
extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Management Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the six months ended June 30, 1998, the fees pursuant to the Management Agreement amounted to $505,319, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

None of the Directors are affiliated with the Adviser. For the six months ended June 30, 1998, Directors' fees and expenses aggregated $39,096.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the six months ended June 30, 1998, purchases and sales of investment securities (excluding direct U.S. government obligations and short-term investments) aggregated $51,290,045 and $39,873,305, respectively. Purchases and sales of direct U.S. Government obligations aggregated $9,354,320 and 9,461,625, respectively.

SHAREHOLDER MEETING RESULTS

The Annual Meeting of Shareholders of Montgomery Street Income Securities, Inc. (the "Company") was held on Thursday, July 9, 1998, at the offices of the Company, 101 California Street, Suite 4100, San Francisco, California. The four matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of five Directors to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

         Director:                                                   Number of Votes:
         ---------                                                   ----------------
                                                       For            Withheld        Broker Non-Votes*
                                                       ---            --------        -----------------

 John C. Atwater                                    8,300,032          124,775                0
 Richard J. Bradshaw                                8,304,260          120,547                0
 Maryellie K. Moore                                 8,288,092          136,715                0
 Wendell G. Van Auken                               8,302,075          122,732                0
 James C. Van Horne                                 8,296,404          128,403                0

2. Ratification or rejection of the action taken by the Board of Directors in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998.

                                Number of Votes:
                                ----------------

            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------

         8,292,073                   39,425                     93,309                       0

3. Approval or disapproval of the continuance of the Management and Investment Advisory Agreement between the Company and Scudder Kemper
        Investments, Inc.

                                Number of Votes:
                                ----------------

            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------

         8,195,015                   72,460                    157,332                       0

4. Approval or disapproval of the elimination of a fundamental policy with respect to investment in restricted securities.

                                Number of Votes:
                                ----------------

            For                      Against                   Abstain               Broker Non-Votes*
            ---                      -------                   -------               -----------------

         5,176,518                   434,629                   357,286                   2,456,374


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


   All registered shareholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered shareholders, on request or on becoming registered shareholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's Common Stock. State Street Bank and Trust Company is the agent (the "Plan Agent") for shareholders who elect to participate in the Plan.

   If a shareholder chooses to participate in the Plan, the shareholder's dividends and capital gains distributions will be promptly invested, automatically increasing the shareholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the shareholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the shareholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the shareholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the shareholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the shareholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Shareholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the shareholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, shareholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, shareholders are currently charged $1 for each Voluntary Cash Investment.

   Shareholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund or the Plan Agent upon written notice mailed to the shareholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, shareholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the Fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to shareholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.


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